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                                   EXHIBIT 24

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed hereto has made, constituted and appointed, and by these presents does make, constitute and appoint, GERALD L. GHERLEIN, EARL R. FRANKLIN, MARK HENNESSEY, DAVID M. O'LOUGHLIN OR JANE W. GRISWOLD his or her true and lawful attorney, for him or her and in his or her name, place and stead to affix, as attorney-in-fact, his or her signature as Director or Officer or both, as the case may be, of Eaton Corporation, an Ohio corporation (the "Corporation"), to any and all registration statements and amendments or modifications to such registration statements to be filed with the Securities and Exchange Commission with respect to Common Shares of the Corporation issued in connection with the merger of Cutler-Hammer IDT, Inc. with and into IDT Acquisition Corporation, a wholly-owned subsidiary of the Corporation, giving and granting unto each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that each such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

          This Power of Attorney shall not apply to any registration statement or amendment filed after December 31, 1998.

          IN WITNESS WHEREOF, this Power of Attorney has been signed at Cleveland, Ohio, this 14th day of November, 1997.

 /s/ Stephen R. Hardis                      /s/ Billie K. Rawot
--------------------------------------      -----------------------------------
Stephen R. Hardis, Chairman                 Billie K. Rawot, Vice
and Chief Executive Officer;                President and Controller;
Principal Executive Officer;                Principal Accounting Officer
Director

 /s/ Alexander M. Cutler                    /s/ Neil A. Armstrong
--------------------------------------      -----------------------------------
Alexander M. Cutler, President              Neil A. Armstrong, Director
and Chief Operating Officer;
Director

 /s/ Adrian T. Dillon                       /s/ Phyllis B. Davis
--------------------------------------      -----------------------------------
Adrian T. Dillon,                           Phyllis B. Davis, Director
Vice President--Chief
Financial and Planning Officer;
Principal Financial Officer

 /s/ Ernie Green                            /s/ Victor A. Pelson
--------------------------------------      -----------------------------------
Ernie Green, Director                       Victor A. Pelson, Director

 /s/ Ned C. Lautenbach                      /s/ A. William Reynolds
--------------------------------------      -----------------------------------
Ned C. Lautenbach, Director                 A. William Reynolds, Director

 /s/ John R. Miller                         /s/ Gary L. Tooker
--------------------------------------      -----------------------------------
John R. Miller, Director                    Gary L. Tooker, Director

 /s/ Furman C. Moseley
--------------------------------------
Furman C. Moseley, Director